UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

Province Healthcare Company

(Exact name of registrant as specified in its charter)

Delaware	001-31320	62-1710772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Westwood Place
Suite 400
Brentwood, Tennessee
(Address of Principal Executive Offices)		37027 (Zip Code)

(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

     On August 16, 2004, Province Healthcare Company (the “Company”) and LifePoint Hospitals, Inc. (“LifePoint Hospitals”) announced that they had entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which LifePoint Hospitals will acquire the Company. Pursuant to the terms of the Merger Agreement, the Company and LifePoint Hospitals will each become wholly owned subsidiaries of a newly formed holding company that will be publicly traded. Each of the Company’s stockholders will receive a per share consideration comprised of $11.375 of cash and a number of shares of common stock of the new company equal to an exchange ratio of between 0.3447 and 0.2917, which shares will have a value of $11.375 to the extent that LifePoint Hospital’s average share price (defined below) is between $33.00 and $39.00. The exchange ratio will be 0.3447 if the volume weighted average daily share price of a share of LifePoint Hospital’s common stock for the twenty consecutive trading day period ending at the close of business on the third trading day prior to the closing (the “LifePoint Hospitals average share price”) is $33.00 or less, and 0.2917 if LifePoint Hospital’s average share price is $39.00 or more. If LifePoint Hospital’s average share price is between $33.00 and $39.00, then the exchange ratio will be equal to $11.375 divided by the LifePoint Hospitals’ average share price.

     The Merger Agreement provides for alternative structures. While it is anticipated that shares received by the Company’s stockholders will be received in a tax-free exchange, the parties have agreed to a taxable alternative structure at the same price if necessary to complete the acquisition.

     The proposed merger is subject to approval by the stockholders of the Company and LifePoint. Closing of the proposed merger is subject to clearance or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the satisfaction of other customary closing conditions.

     The foregoing summary is qualified in its entirety by reference to the Merger Agreement and the press release announcing the proposed merger, which are attached as exhibits hereto and are incorporated by reference herein in their entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated August 15, 2004 among Province Healthcare Company, LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp. and Pacers Acquisition Corp. (Incorporated herein by reference to Current Report on Form 8-K of LifePoint Hospitals, Inc. dated August 16, 2004)

99.1	Press Release dated August 16, 2004 (Incorporated herein by reference to Current Report on Form 8-K of LifePoint Hospitals, Inc. dated August 16, 2004)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY
Date: August 16, 2004	By: /s/ Howard T. Wall Howard T. Wall Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated August 15, 2004 among Province Healthcare Company, LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp. and Pacers Acquisition Corp. (Incorporated herein by reference to Current Report on Form 8-K of LifePoint Hospitals, Inc. dated August 16, 2004)

99.1	Press Release dated August 16, 2004 (Incorporated herein by reference to Current Report on Form 8-K of LifePoint Hospitals, Inc. dated August 16, 2004)